Exhibit 10.2

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BY AND AMONG

NB DESIGN AND LICENSING, INC.

AND

ORGANIC ALLIANCE, INC. AND
THE SECURITY HOLDERS OF ORGANIC ALLIANCE, INC.

3.12	Litigation	7
3.13	Authority	7
3.14	Ability to Carry Out Obligations	7
3.15	Full Disclosure	7
3.16	Assets	8
3.17	Material Contracts	8
3.18	Indemnification	8
3.19	Criminal or Civil Acts	8
3.20	Pink Sheets Trading Status	8
ARTICLE IV – Covenants Prior to the Closing Date		8
4.1	Investigative Rights	8
4.2	Conduct of Business	8
4.3	Confidential Information	9
4.4	Notice of Non-Compliance	9
ARTICLE V – Conditions Precedent to NB’s Performance		9
5.1	Conditions	9
5.2	Accuracy of Representations	9
5.3	Performance	9
5.4	Absence of Litigation	9
5.5	Officer’s Certificate	9
5.6	Other Conditions	10
ARTICLE VI – Conditions Precedent to Organic’s Performance		10
6.1	Conditions	10
6.2	Accuracy of Representations	10
6.3	Performance	10
6.4	Absence of Litigation	10
6.5	Officer’s Certificate	10
6.6	Payment of Liabilities	10
6.7	Directors of NB	10
6.8	Officers of NB	11
ARTICLE VII – Closing		11
7.1	Closing	11
ARTICLE VIII – Covenants Subsequent to the Closing Date		12
8.1	Registration and Listing	12

ARTICLE IX – Miscellaneous
9.1	Captions and Headings	12
9.2	No Oral Change	12
9.3	Non-Waiver	12
9.4	Time of Essence	12
9.5	Entire Agreement	12
9.6	Choice of Law	12
9.7	Counterparts	13
9.8	Notices	13
9.9	Binding Effect	13
9.10	Mutual Cooperation	13
9.11	Finders	13
9.12	Announcements	13
9.13	Expenses	13
9.14	Survival of Representations and Warranties	13
9.15	Exhibits	13
9.16	Legal Counsel	14
9.17	Termination, Amendment and Waiver	14

EXHIBITS

Allocation of Securities	Exhibit	1.1
Subscription Agreement	Exhibit	1.2
Financial Statements of Organic	Exhibit	2.5
Financial Statements of NB	Exhibit	3.5

AGREEMENT

THIS AGREEMENT (“Agreement”) is made this _____ day of April, 2008, by and between NB Design and Licensing, Inc., a Nevada corporation (“NB”), Organic Alliance, Inc., a Texas corporation (“Organic”), and the security holders of Organic (the “Organic Security Holders”) who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

WHEREAS, NB desires to acquire all of the issued and outstanding common stock of Organic from the Organic Security Holders in exchange for newly issued unregistered shares of common stock of NB;

WHEREAS, Organic desires to assist NB in acquiring all of the issued and outstanding common stock of Organic pursuant to the terms of this Agreement; and

WHEREAS, all of the Organic Security Holders, by execution of Exhibit 1.2 hereto, agree to exchange all 10,916,917 common shares they hold in Organic for 9,299,972 common shares of NB.

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I

Exchange of Securities

1.1           Issuance of Securities. Subject to the terms and conditions of this Agreement, NB agrees to issue and exchange 9,299,972 fully paid and non-assessable unregistered shares of NB’s $.0001 par value common stock (the “NB Shares”) for all 10,916,917 issued and outstanding shares of the no par value common stock of Organic (the “Organic Shares”) held by the Organic Security Holders.  All NB Shares will be issued directly to the Organic Security Holders on the Closing Date (as hereinafter defined), pursuant to the schedule set forth in Exhibit 1.1.

1.2           Exemption from Registration. The parties hereto intend that all NB common stock to be issued to the Organic Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Regulation D of the Act and rules and regulations promulgated thereunder.  In furtherance thereof, each of the Organic Security Holders will execute and deliver to NB on the closing date of this Agreement (the “Closing Date”) a copy of the Subscription Agreement set forth in Exhibit 1.2 hereto.

1.3           Private Placement.  Prior to the Closing Date and as a condition to closing, Organic shall raise a minimum of $200,000 of equity capital (the “Private Placement”).  The 9,299,972 shares of NB issuable to the Organic Security Holders shall include the shares Organic issued under the Private Placement.

1.4           NB Common Stock Outstanding. NB has 200,028 shares currently outstanding. On the Closing Date, Organic shall purchase from certain NB stockholders 500,000 shares of NB common stock for $200,000 or $.40 per share, which shares shall be cancelled and retired by Organic. Accordingly, following the closing of the Agreement, NB shall have a total of 10,000,000 shares outstanding, comprised of 9,299,972 shares (93% of the total shares outstanding) held by the Organic Security Holders and 700,028 shares (7% of the total shares outstanding) retained by the original NB stockholders.

1.5           Derivative Securities.  NB has issued six classes of common stock purchase warrants (“Warrants”) with 1,000,028 warrants outstanding in each class. The Warrants expire on December 31, 2008, with 2,000,056 Warrants exercisable at $2.00 per share, 2,000,056 Warrants exercisable at $4.00 per share and 2,000,056 Warrants exercisable at $6.00 per share.  In connection therewith, NB agrees to reduce the exercise price of all such Warrants to $1.00 per share and to extend the exercise period of the Warrants to December 31, 2011.  In exchange for the exercise price reduction and extension of the exercise period, it shall be a condition for closing that the holders of at least 80% of the Warrants (the “NB Principals”) agree that the Warrants they hold shall be subject to a call provision by NB on 10 days notice to the holders if (i) the bid price of NB’s common stock is quoted at $1.25 per share or higher and the average share volume exceeds 300,000 shares for at least one day, and (ii) the shares underlying the Warrants are subject to a current registration statement on file with the Securities and Exchange Commission. Both the share price and volume must be met on the same day for the call provision to be effective.

The NB Principals agree by execution of this Agreement that they may sell no more than an aggregate of 300,000 shares until the later of (a) such time as 50% of the Warrants have been exercised, or (b) six months from the effective date of the registration statement covering the 700,028 shares and the shares underlying the Warrants held by the NB Principals as described in Section 8.1(c).

NB shall also have the option during the life of the Warrants to exchange all or any part of the Warrants held by the NB Principals for 500,000 shares of NB common stock.  If less than all of the Warrants are called by NB to be exchanged then the number of shares issuable to the NB Principals shall be apportioned accordingly.

ARTICLE II

Representations and Warranties of Organic

Organic hereby represents and warrants to NB that:

2.1           Organization. Organic is a corporation duly organized, validly existing and in good standing under the laws of Texas, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2           Capital. The authorized capital stock of Organic consists of 60,000,000 authorized shares of no par value common stock, of which 10,916,917 shares of common stock are outstanding, and 10,000,000 authorized shares of $    no par value preferred stock, none of which are outstanding.  All of the outstanding common stock of Organic is duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Organic to issue any additional shares of its capital stock of any class.

2.3           Subsidiaries. Organic does not have any subsidiaries or own any interest in any other enterprise.

2.4           Directors and Officers. The names and titles of the directors and officers of Organic as of the date of this Agreement are as follows:

Name	Position
Thomas Morrison	Chief Executive Officer, Chief Financial Officer and Director
James Haworth	Director
Alicia Kriese	Director

2.5           Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of Organic for the period from inception on February 19, 2008 through March 31, 2008 (the “Organic Financial Statements”). The Organic Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Organic throughout the period indicated, and fairly present the financial position of Organic as of the date of the balance sheet included in the Organic Financial Statements and the results of operations for the period indicated.  There are no material omissions or non-disclosures in the Organic Financial Statements.

2.6           Absence of Changes. Since March 31, 2008, there has not been any material change in the financial condition or operations of Organic, except as contemplated by this Agreement.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7           Absence of Undisclosed Liabilities. As of March 31, 2008, Organic did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Organic Financial Statements.

2.8           Tax Returns. Organic has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by Organic.

2.9           Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, NB, its legal counsel and accountants shall have the opportunity to meet with Organic’s accountants and attorneys to discuss the financial condition of Organic during reasonable business hours and in a manner that does not interfere with the normal operation of Organic’s business.  Organic shall make available to NB all books and records of Organic, provided, however, that Organic will be under no obligation to provide any information subject to confidentiality provisions or waive any privilege associated with any such information.

2.10           Intellectual Property Rights. Organic owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.11           Compliance with Laws. To the best of Organic’s knowledge, Organic has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12           Litigation. Organic is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Organic, threatened against or affecting Organic or its business, assets or financial condition.  Organic is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  Organic is not engaged in any material litigation to recover monies due to it.

2.13           Authority. The Board of Directors of Organic has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Organic has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Organic and is enforceable in accordance with its terms and conditions.  By execution of Exhibit 1.2, all of the Organic Security Holders have agreed to and have approved the terms of this Agreement.

2.14           Ability to Carry Out Obligations. To the best of Organic’s knowledge, the execution and delivery of this Agreement by Organic and the performance by Organic of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Organic is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Organic, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Organic.

2.15           Full Disclosure. None of the representations and warranties made by Organic herein or in any exhibit, certificate or memorandum furnished or to be furnished by Organic, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16           Assets. Organic’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17           Material Contracts. Organic does not have any material contracts.

           2.18           Indemnification. Organic agrees to indemnify, defend and hold NB and NB’s officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against NB which arise out of, or result from (i) any breach by Organic in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Organic under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by Organic in this Agreement.

2.19           Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Organic has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

2.20           Restricted Securities.  Organic and the Organic Security Holders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the NB Shares issued by NB are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of NB

NB represents and warrants to Organic that:

3.1           Organization. NB is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2           Capital. The authorized capital stock of NB currently consists of 60,000,000 shares of $.0001 par value common stock, of which 1,200,028 shares are currently outstanding, and 700,028 shares will be outstanding on the Closing Date.  NB also has authorized 10,000,000 shares of $.0001 par value preferred stock, none of which are outstanding.  All of NB’s outstanding securities are duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating NB to issue any additional shares of its capital stock of any class except as described in Section 1.5 above.

3.3           Subsidiaries. NB does not have any subsidiaries or own any interest in any other enterprise.

3.4           Directors and Officers. The names and titles of the directors and officers of NB are:  Robert S. Lazzeri, Chief Executive Officer and Director, and Derold L. Kelley, Secretary, Treasurer and Director.

3.5           Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of NB for the years ended December 31, 2006 and 2007 and the unaudited financial statements of NB for the three months ended March 31, 2008 (the “NB Financial Statements”).  The NB Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by NB throughout the periods indicated, and fairly present the financial position of NB as of the date of the balance sheets included in the NB Financial Statements and the results of operations for the periods indicated.  There are no material omissions or non-disclosures in the NB Financial Statements.

3.6           Absence of Changes. Since March 31, 2008, there has not been any material change in the financial condition or operations of NB, except as contemplated by this Agreement.

3.7           Absence of Undisclosed Liabilities. As of March 31, 2008, NB did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the NB Financial Statements.
3.8           Tax Returns. Within the times and in the manner prescribed by law, NB has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

3.9           Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Organic, its legal counsel and accountants shall have the opportunity to meet with NB’s accountants and attorneys to discuss the financial condition of NB.  NB shall make available to Organic all books and records of NB.

3.10          Intellectual Property Rights. NB does not have any patents, trademarks, service marks, trade names, copyrights or other intellectual property rights.

3.11          Compliance with Laws. NB has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

3.12          Litigation. NB is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of NB, threatened against or affecting NB or its business, assets or financial condition.  NB is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  NB is not engaged in any material litigation to recover monies due to it.

3.13           Authority. The Board of Directors of NB has authorized the execution of this Agreement and the transactions contemplated herein, and NB has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of NB, and is enforceable in accordance with its terms and conditions.

3.14           Ability to Carry Out Obligations. The execution and delivery of this Agreement by NB and the performance by NB of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which NB is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of NB, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of NB.

3.15           Full Disclosure. None of the representations and warranties made by NB herein, or in any exhibit, certificate or memorandum furnished or to be furnished by NB or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16           Assets.  NB has no assets or liabilities.

3.17           Material Contracts.  NB has no material contracts.

3.18           Indemnification. NB agrees to indemnify, defend and hold Organic harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against Organic, which arise out of, or result from (i) any breach by NB in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NB under this Agreement,  (ii) a failure of any representation or warranty in this Article III, or (iii) any untrue statement made by NB in this Agreement.

3.19           Criminal or Civil Acts. For a period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of NB has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Securities and Exchange Commission (“Commission”) or NASD judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission or NASD proceeding.

3.20           Pink Sheets Trading Status.  NB shall be in compliance with all requirements for, and its common stock shall be quoted on, the Pink Sheets on the date immediately prior to the Closing Date, such that the common stock of NB may continue to be so quoted without interruption following the Closing Date.

ARTICLE IV

Covenants Prior to the Closing Date

4.1           Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.  If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2           Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities.  Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3           Confidential Information.  Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement.  Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

4.4           Notice of Non-Compliance.  Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to NB’s Performance

5.1           Conditions. NB’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V.  NB may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by NB of any other condition of or any of NB’s other rights or remedies, at law or in equity, if Organic shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2           Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Organic in this Agreement or in any written statement that shall be delivered to NB by Organic under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3           Performance. Organic shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4           Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Organic on or before the Closing Date.

5.5           Officer’s Certificate. Organic shall have delivered to NB a certificate dated the Closing Date signed by the Chief Executive Officer of Organic certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

5.6           Other Conditions. Organic shall have completed the Private Placement required under Section 1.3 and the NB Principals shall have agreed to the revised terms of the Warrants as required under Section 1.5.

ARTICLE VI

Conditions Precedent to Organic’s Performance

6.1           Conditions. Organic’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. Organic may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Organic of any other condition of or any of Organic’s rights or remedies, at law or in equity, if NB shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2           Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by NB in this Agreement or in any written statement that shall be delivered to Organic by NB under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3           Performance. NB shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4           Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against NB on or before the Closing Date.

6.5           Officer’s Certificate. NB shall have delivered to Organic a certificate dated the Closing Date signed by the Chief Executive Officer of NB certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6           Payment of Liabilities. On or before the Closing Date, NB shall have paid any outstanding obligations and liabilities of NB through the Closing Date, including obligations created subsequent to the execution of this Agreement.

6.7           Directors of NB. On the Closing Date, the Board of Directors of NB shall resign and elect as directors the Organic directors as set forth in Section 2.4.

6.8           Officers of NB. On the Closing Date, the newly constituted Board of Directors of NB shall elect the officers of Organic as set forth in Section 2.4 and NB’s existing executive officers shall resign.

ARTICLE VII

Closing

7.1           Closing. The closing of this Agreement shall be held at the offices of Gary A. Agron at any mutually agreeable time and date prior to April 30, 2008, unless extended by mutual agreement.  At the closing:

(a)
Organic shall deliver to NB (i) copies of Exhibit 1.2 executed by all of the Organic Security Holders, (ii) certificates representing all of the outstanding Organic Shares duly endorsed to NB, (iii) the officer’s certificate described in Section 5.5, and (iv) signed minutes of its directors approving this Agreement;

(b)
NB shall deliver to the Organic Security Holders (i) certificates representing an aggregate of 9,299,972 shares of NB’s common stock pursuant to the computations set forth in Exhibit 1.1 hereto, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its directors approving this Agreement, and (iv) resignations of its directors and executive officers pursuant to Sections 6.7 and 6.8; and

(c)
Organic shall deliver to certain stockholders of NB certified funds in the amount of $200,000 (less any payments previously made to such stockholders) in full payment for 500,000 shares of NB common stock held by the stockholders pursuant to Section 1.4, above. The subject 500,000 shares shall then be cancelled by Organic.

ARTICLE VIII

Covenants Subsequent to the Closing Date

8.1           Registration and Listing. Following the Closing Date, NB shall use its best efforts to:

(a)	Continue NB’s common stock quotation on the Pink Sheets;

(b)	List NB’s securities in Standard & Poor’s OTC or Corporate Manual; and

(c)
File, within 90 days from the Closing Date,  a registration statement on Form S-1 with the Securities and Exchange Commission registering all of the shares of common stock and common stock underlying the Warrants held by the NB Principals, along with certain other shareholders for whom NB may agree to register such shares.

ARTICLE IX

Miscellaneous

9.1           Captions and Headings. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2           No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3           Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4           Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5           Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6           Choice of Law. This Agreement and its application shall be governed by the laws of the state of Nevada.

9.7           Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8           Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

NB:	NB Design and Licensing, Inc.
2560 W. Main Street, Suite 200
Littleton, Colorado 80120
Attn: Robert S. Lazzeri, Chief Executive Officer

Organic:	Organic Alliance, Inc.
1250 NE Loop 410, Suite 320
San Antonio, TX 78209
Attn: Tom Morrison, Chief Executive Officer

9.9           Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10           Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11           Finders. There are no finders in connection with this transaction.

9.12           Announcements.  The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.13           Expenses. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement.

9.14           Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.15           Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein.  Any material changes to the exhibits shall be immediately disclosed to the other party.

9.16           Legal Counsel. NB has been represented by Gary A. Agron, Esq. (“Agron”) in connection with this Agreement and Organic has been advised by separate counsel selected by it.  The parties acknowledge that Agron has previously represented certain of Organic’s principals in connection with other matters.  Both parties waive any potential for a conflict of interest that may arise in connection with Agron’s prior representation of the parties and specifically waive any conflict of interest, claim or cause of action that may arise in connection with such prior representation.

9.17           Termination, Amendment and Waiver.

(a)           Termination.  This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of matters presented in connection with the share exchange by the stockholders of NB or by the stockholders of Organic:

(1)           By mutual written consent of Organic and NB;

(2)           By either Organic or NB;

(i)
If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)
If the transaction shall not have been consummated on or before April 30, 2008, unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.  If the failure to consummate the transaction is the result of a material breach by Organic, including its inability to raise the $210,000 of equity financing required in Section 1.3, then NB shall retain the $15,000 deposit made to it by Organic with the letter of intent executed by the parties on February 15, 2008.

(3)           By Organic, if NB breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4)           By NB, if Organic breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

(b)           Effect of Termination.  In the event of termination of this Agreement by either NB or Organic, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Organic or NB, except as set forth in 9.17(a)(2)(ii) above with respect to the $15,000 deposit by Organic, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

(c)           Extension; Waiver.  At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d)           Procedure for Termination, Amendment, Extension or Waiver.  A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of Organic or NB, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

[Remainder of Page Intentionally Blank; Signature Page Follows]

In witness whereof, the parties have executed this Agreement Concerning the Exchange of Securities on the date indicated above.

NB DESIGN AND LICENSING, INC		ORGANIC ALLIANCE, INC.
By:	/s/ Robert S. Lazzeri	By:	/s/ Thomas Morrison
	Robert S. Lazzeri Chief Executive Officer		Thomas Morrison Chief Executive Officer

SOLELY AS TO SECTION 1.5:

The NB Principals:

/s/ Earnest Mathis
Name of NB Principal: MATHIS FAMILY PARTNERS, LTD.
Name of Authorized Signator: EARNEST MATHIS
Number of NB Shares Owned on Closing Date: 560,000
Number of NB Warrants Owned on Closing Date: 3,360,000

 /s/ Robert Lazzeri
Name of NB Principal: LAZZERI FAMILY TRUST
Name of Authorized Signator: ROBERT LAZZERI
Number of NB Shares Owned on Closing Date: 240,000
Number of NB Warrants Owned on Closing Date: 1,440,000

Name of NB Principal:
Name of Authorized Signator:
Number of NB Shares Owned on Closing Date:
Number of NB Warrants Owned on Closing Date:

Name of NB Principal:
Name of Authorized Signator:
Number of NB Shares Owned on Closing Date:
Number of NB Warrants Owned on Closing Date:

Name of NB Principal:
Name of Authorized Signator:
Number of NB Shares Owned on Closing Date:
Number of NB Warrants Owned on Closing Date:

EXHIBIT 1.1

SCHEDULE OF ORGANIC SECURITY HOLDERS
AND
ALLOCATION OF NB COMMON SHARES

Name of Organic Security Holder	SS or TAX IS #	Number of Organic Shares Exchanged	Number of NB Common Shares to be Issued

Agron, Gary	###-##-####	40,000	123,740
Best, Inc. c/o Jeff Morehouse	74-2183569	500,000	421,750
Briant, Cap	###-##-####	475,000	400,663
Canales, M.C.	###-##-####	50,000	42,175
Carter, Chris	###-##-####	30,000	25,305
CEOCAST, Inc. Rachel Glicksman (Michael Wachs)	###-##-####	200,000	168,700
CSM Consulting, LLC Mallangi, Chandrasekhara	###-##-####	30,000	25,305
Doro, Benny	Not US Ctzn	300,000	253,050
Freeman, Sam	###-##-####	240,000	202,440
Gallagher, W.H. Benjamin	###-##-####	500,000	421,750
Gallagher, William	###-##-####	500,000	421,750
Hargis, W. Curtis	###-##-####	100,000	84,350
Hawn, Gray	###-##-####	30,000	25,305
Haworth, James Harold	###-##-####	1,000,000	843,500
Heesch, Theodore	###-##-####	100,000	84,350
Institutional Analyst, Inc. Perry, Roland	###-##-####	100,000	84,350
KBK Venture, TX David Broomberg	76-0589764	250,000	210,875
Khan, Christee	###-##-####	30,000	25,305
Knight, Peggy		30,000	25,305
Kriese, Alicia Smith	###-##-####	1,000,000	843,500
Lippincott, Robert	###-##-####	100,000	84,350

ALLOCATION OF NB COMMON SHARES

Name of Organic Security Holder	SS or TAX IS #	Number of Organic Shares Exchanged	Number of NB Common Shares to be Issued
Lyman, Inc. c/o Jeff Morehouse	74-2183569	500,000	421,750
Magnet Marketing, Inc. Benny Doro	Not US Ctzn	200,000	168,700
Malone, Mark	###-##-####	50,000	42,175
McMahon, Jeramy	###-##-####	30,000	25,305
Moody, Dan Jr.	###-##-####	31,580	26,638
Moody, Dan III	###-##-####	31,580	26,638
Morehouse, Jeff	###-##-####	400,000	337,400
Morehouse, Jeff (TTE)	74-2183569	148,758	125,477
Morrison, Tom	###-##-####	1,500,000	1,265,250
Navy, Atasha	###-##-####	200,000	168,700
Ogo, Inc. Benny Doro	Not US Ctzn	200,000	168,700
Posa, Phillip	###-##-####	25,000	21,088
Puccio, Thomas	###-##-####	100,000	84,350
Reitz, Patricia	###-##-####	100,000	84,350
Rosser, Brook	###-##-####	250,000	210,875
Rosser, Steves	###-##-####	100,000	84,350
Stern, Michael	###-##-####	50,000	42,175
TriEquity, Inc. Bill Castellano	###-##-####	100,000	84,350
Vaello, Donald	###-##-####	30,000	25,305
Webb, Graydon	###-##-####	50,000	42,175
Winning Fund Mgmt Benny Doro	Not US Ctzn	100,000	84,350
Wood, Louis	###-##-####	30,000	25,305
ZZ Bottom, Inc. c/o Jeff Morehouse	74-2183569	500,000	421,750
Lee, Kin Tung	###-##-####	50,000	50,000
Lee, Kin Pong	###-##-####	16,666	16,666

ALLOCATION OF NB COMMON SHARES

Name of Organic Security Holder	SS or TAX IS #	Number of Organic Shares Exchanged	Number of NB Common Shares to be Issued
Lupinetti, Anthony	###-##-####	100,000	100,000
Munyon, Ronald	###-##-####	100,000	100,000
Nowakowski, Troy	###-##-####	35,000	35,000
Penariello, Peter	###-##-####	33,333	33,333
Ruth, Corey Ruth, Gail	###-##-#### ###-##-####	33,333	33,333
Ruth, Don Ruth, Elaine	###-##-#### ###-##-####	33,333	33,333
Simanski, Renee	###-##-####	200,000	200,000

TOTALS		10,933,583	9,406,638

[We need Bill G. to insert names and share amounts of all the Organic Security Holders, including private placement people, following the closing of the private placement and to obtain their signatures on Exhibit 1.2]

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

In connection with my exchange of $.001 par value common stock of Organic Alliance, Inc. (“Organic”), for the $.0001 par value common stock of NB Design and Licensing, Inc. (“NB”), pursuant to the Agreement Concerning The Exchange of Securities by and among NB Design and Licensing, Inc. and Organic Alliance, Inc. and the Security Holders of Organic Alliance, Inc. (the “Exchange Agreement”), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that NB is relying on my truthfulness in issuing its securities to me.

I hereby represent and warrant to NB that I have the full power and authority to execute, deliver and perform this Subscription Agreement and to consummate the transactions contemplated hereby.  This Subscription Agreement is a legal, valid and binding obligation of mine, enforceable against me in accordance with its terms.  I own the securities in Organic that I am exchanging for securities of NB free and clear of all pledges, liens, encumbrances, security interests, equities, claims, options, preemptive rights, rights of first refusal, or any other limitation on my ability to vote such securities or to transfer such securities to NB.  I have full right, title and interest in and to the Organic securities that I am exchanging.

I understand that NB’s common stock (the “Securities) is being issued to me in a private transaction in exchange for my securities in Organic and in reliance upon the exemption provided in section 4(2) and/or Regulation D under the Securities Act of 1933, as amended (the “Act”) for non-public offerings and pursuant to the Exchange Agreement.  I understand that the Securities are “restricted” under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one.  I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of their issuance.

I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution.  I agree not to dispose of any Securities unless and until counsel for NB shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of NB has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of NB, and I have received satisfactory answers to any questions I asked.

In acquiring the Securities, I have been afforded access to the Exchange Agreement and have made such independent investigations of NB as I deemed appropriate.  I am an “accredited investor” as that term is defined in Regulation D, Rule 501 of the Act and am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

I understand that the Securities are highly speculative, involve a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment.  Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities.  I know that NB currently has only negligible assets and liabilities, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk.  Even if the Securities became worthless, I could still maintain my standard of living without significant hardship to me or my family.

By signing this Subscription Agreement, I also accept and agree to be bound by and to abide by the terms and conditions of the Exchange Agreement as if I had executed the Exchange Agreement itself.

Date:	, 2008

_____________________________________
Signature
_____________________________________
Name, Please Print
_____________________________________
Residence Address
_____________________________________
City, State and Zip Code
_____________________________________
Area Code and Telephone Number
_____________________________________
Social Security Number
_____________________________________
Number of Organic Shares exchanged

EXHIBIT 2.5

FINANCIAL STATEMENTS OF ORGANIC

EXHIBIT 3.5

FINANCIAL STATEMENTS OF NB